Exhibit 99.3

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	73
Chapter 11	For the Period FROM:	11/1/2007

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	11/30/2007

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,622,234.19	$9,247,049.19	$1,023,764.51

B. Less: Total Disbursements per all Prior Statements		$9,692,663.18	$9,204,710.73	$21,590.52

C. Beginning Balance		$1,197,904.22	$108,294.67	$1,002,173.99

D. Receipts during Current Period
Description
11/05/2007	Blackhorse (S Gold)			$5,975.00
11/07/2007	Wire Transfer		$45,000.00
11/09/2007	Vision Films			$77,087.31
11/13/2007	Daro Films	$93,329.96
11/13/2007	Starz	$23.94
11/20/2007	Compact Collections	$47,035.72
11/21/2007	Wire Transfer		$45,000.00
11/30/2007	interest	$4,457.30

TOTAL RECEIPTS THIS PERIOD		$144,846.92	$90,000.00	$83,062.31	—

E. Balance Available (C plus D)		$1,342,751.14	$198,294.67	$1,085,236.30	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 73	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
11/2/2007		ADP Fees		$135.94
11/06/2007		ADP Taxes		$5,900.94
11/06/2007	8454	Payroll		$1,357.46
11/06/2007	8455	Payroll		$7,660.70
11/06/2007	8456	Payroll		$1,628.87
11/06/2007	8457	Payroll		$2,888.19
11/07/2007		Wire Transfer	$45,000.00
11/09/2007	1021	Bowne of Los Angeles		$537.00
11/09/2007	1022	Bonded Services		$6,574.37
11/09/2007	1023	Keren Aminia		$487.93
11/09/2007	1024	Brandon & Morner-Ritt		$12,173.97
11/09/2007	1025	United States Trustee		$250.00
11/09/2007	1026	United States Trustee		$250.00
11/09/2007	1027	United States Trustee		$250.00
11/09/2007	1028	United States Trustee		$250.00
11/09/2007	1029	United States Trustee		$250.00
11/09/2007	1030	United States Trustee		$3,750.00
11/09/2007	1031	United States Trustee		$250.00
11/09/2007	1032	United States Trustee		$250.00
11/09/2007	1033	United States Trustee		$250.00
11/16/2007		ADP Fees		$159.52
11/16/2007	1034	Clumeck Stern Schenkelberg & Getzoff		$3,250.00
11/16/2007	1035	Arrowhead		$33.20
11/16/2007	1036	Health Net		$4,644.70
11/16/2007	1037	ITE Solutions		$920.00
11/16/2007	1038	Recall		$918.39
11/16/2007		Service Cahrge		$195.96
11/20/2007		ADP Taxes		$6,349.06
11/20/2007	1039	Blue Shield		$387.00
11/20/2007	1040	Kevin Marino		$207.38
11/20/2007	8458	Payroll		$1,357.45
11/20/2007	8459	Payroll		$8,223.20
11/20/2007	8460	Payroll		$1,628.86
11/20/2007	8461	Payroll		$2,892.09
11/21/2007		Wire Transfer	$45,000.00
11/28/2007		ADP Taxes		$4,687.24
11/28/2007	1041	New Beginnings Enterprises		$4,661.44
11/28/2007	1042	Point 360		$104.00
11/28/2007	1043	AT & T		$382.52
11/28/2007	1044	AT & T		$83.12
11/28/2007	1045	Bonded Services		$6,381.80
11/28/2007	8462	Payroll		$3,377.79
11/28/2007	8463	Payroll		$3,965.36
11/28/2007	8464	Payroll		$2,289.84
11/28/2007	8465	Payroll		$4,208.52
11/29/2007	1046	Bonded Services		$6,381.80
11/29/2007	1047	Keren Aminia		$500.00
11/29/2007	1048	New Beginnings Enterprises		$6,661.44
11/29/2007	1049	Keren Aminia		$428.40
11/30/2007	1050	Kevin Marino		$661.92
11/30/2007		ADP Fees		$312.62
11/30/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$90,000.00	$121,349.99	$50.00	—

G. Ending Balance (E less F)			$1,252,751.14	$76,944.68	$1,085,186.30	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 73	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account
Bank of Scotland — Pinocchio	936582	£212,811.43	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£237,261.36	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,228.08
Denial Venture	1890-69-6501	$239,355.18
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

		/s/ Alice P. Neuhauser

		Debtor in Possession